UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2024

The Kraft Heinz Company
(Exact name of registrant as specified in its charter)

Delaware	001-37482	46-2078182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania 15222
(Address of principal executive offices, including zip code)

(412) 456-5700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	KHC	The Nasdaq Stock Market LLC
Floating Rate Senior Notes due 2025	KHC25	The Nasdaq Stock Market LLC
3.500% Senior Notes due 2029	KHC29	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 2, 2024, The Kraft Heinz Company (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). The final voting results for the matters properly submitted to a stockholder vote at the Annual Meeting are set forth below.

Item 1. Election of Directors. Stockholders elected each of the 11 nominees to serve as a director of the Company for a one-year term expiring at the Company’s 2025 Annual Meeting of Stockholders as follows:

Director	Shares For	Shares Against	Shares Abstain	Broker Non-Votes
Carlos Abrams-Rivera	905,867,180	12,339,462	1,088,851	106,420,223
Humberto P. Alfonso	906,262,906	11,801,197	1,231,390	106,420,223
John T. Cahill	858,875,556	58,821,168	1,598,769	106,420,223
Lori Dickerson Fouché	891,118,397	27,028,963	1,148,133	106,420,223
Diane Gherson	906,705,778	11,402,740	1,186,975	106,420,223
Timothy Kenesey	891,378,466	26,664,665	1,252,362	106,420,223
Alicia Knapp	885,190,845	32,974,602	1,130,046	106,420,223
Elio Leoni Sceti	903,309,275	14,842,336	1,143,882	106,420,223
James Park	903,257,307	14,763,366	1,274,820	106,420,223
Miguel Patricio	892,241,331	25,874,083	1,180,079	106,420,223
John C. Pope	882,029,679	36,116,471	1,149,343	106,420,223

Item 2. Advisory Vote to Approve Executive Compensation. Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as follows:

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
874,642,016	40,146,424	4,507,053	106,420,223

Item 3. Ratification of the Selection of PricewaterhouseCoopers LLP. Stockholders approved the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for 2024 as follows:

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
982,051,683	42,412,014	1,252,019	N/A

Item 4. Stockholder Proposal Regarding a Report on Recyclability Claims. Stockholders did not approve the stockholder proposal regarding a report on recyclability claims as follows:

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
187,678,530	723,411,842	8,205,121	106,420,223

Item 5. Stockholder Proposal Regarding a Report on Group-Housed Pork. Stockholders did not approve the stockholder proposal regarding a report on group-housed pork as follows:

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
193,890,462	716,659,084	8,745,947	106,420,223

Item 6. Stockholder Proposal Regarding a Report on Greenhouse Gas Goals. Stockholders did not approve the stockholder proposal regarding a report on greenhouse gas goals as follows:

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
8,987,829	903,905,340	6,402,324	106,420,223

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Kraft Heinz Company

Date: May 8, 2024	By:	/s/ Rashida La Lande
Rashida La Lande
Executive Vice President and Global Chief Legal and Corporate Affairs Officer

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